UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                      ------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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
              DATE OF REPORT: NOVEMBER 4, 2003                                                  COMMISSION FILE NO. 2-64559
     (DATE OF EARLIEST EVENT REPORTED: NOVEMBER 4, 2003)
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                        NATIONWIDE LIFE INSURANCE COMPANY
             (Exact name of registrant as specified in its charter)

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
                              OHIO                                                       31-4156830
 (State or other jurisdiction of incorporation or organization)             (I.R.S. Employer Identification No.)
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                              ONE NATIONWIDE PLAZA
                              COLUMBUS, OHIO 43215
                            (614) 249-7111 (Address,
                    including zip code, and telephone number,
        including area code, of Registrant's principal executive offices)

ITEM 5.       OTHER EVENTS.

              The Exhibit below sets forth certain financial information of Nationwide Life Insurance Company as of the dates and for the periods indicated therein. The information as of September 30, 2003 and for the three and nine months ended September 30, 2003 and 2002 is unaudited.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

              (c) Exhibits.

              Exhibit 99.1 Condensed Consolidated Financial Information of Nationwide Life Insurance Company.


                                                     SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               NATIONWIDE LIFE INSURANCE COMPANY
                                                          (Registrant)



Date: November 4, 2003         /s/Mark R. Thresher
                               -------------------------------------------------
                               Mark R. Thresher
                               Senior Vice President - Chief Financial Officer

                                                                    EXHIBIT 99.1


                        NATIONWIDE LIFE INSURANCE COMPANY
                      CONDENSED CONSOLIDATED BALANCE SHEETS
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
                                                              AS OF              AS OF
                                                           SEPTEMBER 30,       DECEMBER 31,
(IN U.S.$ MILLIONS)                                             2003              2002
-------------------                                             ----              ----
                                                            (UNAUDITED)
       ASSETS

       Investments...............................            $ 37,878.7        $ 34,270.1
       Deferred policy acquisition costs.........               3,071.5           2,971.1
       Other assets..............................               1,976.0           1,573.2
       Assets held in separate accounts..........              52,440.2          47,208.2
                                                  --           ----------        --------
                                                             $ 95,366.4        $ 86,022.6
                                                             ==========        ==========

       LIABILITIES AND SHAREHOLDER'S EQUITY

       Future policy benefits and claims.........            $ 34,736.1        $ 31,679.8
       Long-term debt with related party.........                 600.0             600.0
       Other liabilities.........................               3,468.7           2,985.8
       Liabilities related to separate accounts..              52,440.2          47,208.2
                                                  --           ----------        --------
                                                               91,245.0          82,473.8
       Shareholder's equity......................               4,121.4           3,548.8
                                                  ----          -----------       -------
                                                             $ 95,366.4        $ 86,022.6
                                                             ==========        ==========
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
                                                                    EXHIBIT 99.1



                              NATIONWIDE LIFE INSURANCE COMPANY
                    UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF INCOME

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

                                                                           THREE MONTHS          NINE MONTHS ENDED
                                                                              ENDED                SEPTEMBER 30,
                                                                          SEPTEMBER 30,
                                                                     ---------------------------------------------------
(IN U.S.$ MILLIONS)                                                       2003        2002         2003         2002
                                                                          ----        ----         ----         ----
REVENUES
     Policy charges.........................................              $ 238.0    $ 234.7    $   689.8   $    746.0
     Life insurance premiums................................                 70.4       64.5        216.2        189.2
     Net investment income..................................                499.2      465.2      1,483.2      1,351.4
       Net realized gains (losses) on investments, hedging
instruments
           and hedged items:
                Unrelated parties                                             1.4      (41.1)       (72.0)       (86.6)
                Related parties                                              -          23.2         -            23.2
      Other Income..........................................                  4.8        0.5         10.3         4.5
                                                                          --------   --------        ----      -------
                                                                            813.8      747.0      2,327.5      2,227.7
                                                                        ---------  ---------- ------------ -----------

BENEFITS AND EXPENSES
     Interest credited to policyholder account values.......                326.5      321.3        977.6        917.1
     Other benefits and claims..............................                 92.0       77.6        279.1        228.2
     Policyholder dividends on participating policies.......                 11.0       11.6         31.5         33.5
     Amortization of deferred policy acquisition costs......                 98.3      430.4        271.8        598.2
     Interest expense on debt, primarily with related party.                 12.4       12.0         35.9         23.7
     Other operating expenses...............................                135.2      120.6        403.4        385.7
                                                                        ---------- ----------   ----------   ---------
                                                                            675.4      973.5      1,999.3      2,186.4
                                                                        ---------- ---------- ------------ -----------
     Income (loss) from continuing operations before federal income
        tax expense.........................................                138.4     (226.5)       328.2         41.3
     Federal income tax expense (benefit)...................                 33.6      (91.3)        75.8        (23.3)
                                                                             ----      ------        ----        ------
     Income (loss) from continuing operations...............                104.8     (135.2)       252.4         64.6
     Income from discontinued operations, net of tax                        -           -            -             0.7
                                                                        --------   ------------ ------------- ---------
          Net income (loss).................................            $   104.8 $   (135.2)   $   252.4     $   65.3
                                                                        ======================  ==========    ========
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